UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C.  20549
                                    ---------

                                   FORM 8-K/A

                Quarterly Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                  Amendment #1



Date of Event December 23, 1997              Commission File Number     0-24520
             --------------------------------                       -----------

                            IMSCO TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                         Delaware                        04-3021770
            (State or other jurisdiction of              (I.R.S. Employer
            incorporation or organization)              Identification No.)


            40 Bayfield Drive
            North Andover, MA                                  01845
            (Address of principal executive offices)        (Zip code)


Registrant's telephone number, including area code:               508-689-2080




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IMSCO TECHNOLOGIES, INC.
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The following Exhibit is filed with this Amendment #1"

[16] Letter from the registrant's former independent accountant.


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SIGNATURE
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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1994,  the
registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            IMSCO TECHNOLOGIES, INC.




January 12, 1998                       By:  /s/ Alexander T. Hoffmann
                                            -------------------------
                                            Alexander T. Hoffmann, Chairman and
                                            Chief  Executive Officer


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[GRAPHIC OMITTED]


                                            Richard Hart Harrington, CPA
                                                  Kenneth J. Osborn, CPA
                                                   Michael P. Rufak, CPA
                                                      Dennis R. Roy, CPA









January 2, 1998



Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

Re:  IMSCO Technologies, Inc.

Ladies and Gentlemen:

We have read Item 4, Change in the Registrant's Certifying Accountant, paragraph
1. We agree with the facts stated in that paragraph.

Yours truly,

GORDEN, HARRINGTON & OSBORN, P.C.



Michael P. Rufak


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